Chart Industries, Inc. Bank of America Industrials Conference London March 21, 2023 Exhibit 99.1

Forward-Looking Statements Certain statements made in this investor presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Chart’s business plans, including statements regarding objectives, future orders, revenues, margins, earnings, performance or outlook, business or industry trends and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “indicators”, “outlook,” “guidance,” "continue," “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by Chart are made based on management's expectations and beliefs concerning future events impacting Chart and are subject to uncertainties and factors relating to Chart’s operations and business environment, all of which are difficult to predict and many of which are beyond Chart’s control, that could cause Chart’s actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause Chart’s actual results to differ materially from those described in the forward-looking statements include: Chart may be unable to achieve the anticipated benefits of the acquisition of Howden (the “Acquisition”) (including with respect to estimated future cost synergies); revenues following the Acquisition may be lower than expected; operating costs, customer losses, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers and suppliers) resulting from the Acquisition may be greater than expected; our ability to successfully close on our intention to divest two product lines and achieve the anticipated proceeds from those divestitures; slower than anticipated growth and market acceptance of new clean energy product offerings; inability to achieve expected pricing increases or continued supply chain challenges including volatility in raw materials and supply; risks relating to the conflict between Russia and Ukraine, including potential energy shortages in Europe and elsewhere and the other factors discussed in Item 1A (Risk Factors) in Chart’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. Chart undertakes no obligation to update or revise any forward-looking statement. Use of Non-GAAP Financial Information This presentation contains non-GAAP financial information, including estimated future cost synergies, commercial synergies, free cash flow, adjusted EBITDA and adjusted diluted EPS attributable to Chart as a result of the Acquisition. Chart believes these forward-looking non-GAAP measures are of interest to investors and facilitate useful illustrations of Chart’s estimated future financial results, and this information is used by Chart in evaluating internal performance. With respect to Chart’s estimated future financial results, Chart is not able to provide a reconciliation of each non-GAAP financial measure presented because certain items may have not yet occurred or are out of Chart’s control and/or cannot be reasonably predicted, and therefore such reconciliations are not available without unreasonable efforts. About Chart Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com Forward-Looking Statements

# Focus on Continuing to Execute

| # | Action | What we said in November 2022 | As of March 21, 2023 | Status |
|---|---|---|---|---|
| 1 | Financing | Did not expect to close into the bridge and would seek to limit amount of KPS Capital Partners (KPS) preferred stock | Completed long term financing in December 2022; Closed without the bridge or ANY preferred issuance to KPS | Completed Oversubscribed No KPS preferred ✓ |
| 2 | Weighted avg cost of debt | 7% to 8.5% | Actual well within the range | Completed ✓ |
| 3 | Expected closing | First half 2023 | Q1 2023, actual | Completed; One quarter early ✓ |
| 4 | Customer demand | Strong demand in most end markets in both businesses | Strong demand in most end markets in both businesses | Unchanged from original ✓ |
| 5 | Backlog supporting 2023 | More of next (2023) year's forecasted revenue already booked than typical | More of next (2023) year's forecasted revenue already booked than typical | Completed and unchanged from original ✓ |
| 6 | Cost synergies, year 1 | $175 million | $175 million | Additional opportunities for upside and buffer |
| 7 | Commercial synergies, year 1 | $150 million | $150 million with customer inbounds increasing | Additional opportunities coming to us from customers |
| 8 | Proforma 2023 EBITDA outlook | Approximately $1 billion | Approximately $1 billion | Unchanged from original |
| 9 | 2024 EBITDA outlook | Approximately $1.3 billion | Approximately $1.3 billion | Unchanged from original |
| 10 | Two specific divestitures | Working to complete shortly after the close of Howden with anticipated potential proceeds of ~$500 million | Expected completion in Q2 2023 or early Q3 2023 with anticipated potential proceeds of ~$500 million | Unchanged from original |

GTLS: GAS TO LIQUID SYSTEMS® 3

Howden Product Portfolio 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 VentSim™ Design Uptime Software & Digital Reciprocating Screw Diaphragm Centrifugal Compressors Gas-Gas Heater Air Preheater Rotary Heaters Blowers & Fans Rotary Blowers Turbo Blowers Centrifugal Fans Cooling Fans Steam Turbines Multi-Stage Single-Stage

# Combined Solutions Across the Nexus of Clean™

Integrated Digital Offering

| Clean End Market | Solution | Chart Process Technologies: Wholly-Owned | Chart Process Technologies: Minority Ownership | CHART Cooler By Design. | Howden |
|---|---|---|---|---|---|
| Clean Power | ▪ Hydrogen<br>▪ Helium<br>▪ LNG<br>▪ Biogas<br>▪ **Nuclear**<br>▪ **Energy recovery**<br>▪ **Biofuel / synfuels**<br>▪ **Biomass** | Cryo Technologies<br>CHART Cooler By Design. | TRANSFORM MATERIALS<br>McPhy | ▪ BAHX<br>▪ ACHX<br>▪ Bulk & Microbulk<br>▪ Fans<br>▪ Transports<br>▪ Valves / Vaporizers<br>▪ Expanders<br>▪ Liquefiers<br>▪ Cold Boxes | ▪ **Fans**<br>▪ **Compressors**<br>▪ **Blowers**<br>▪ **Heaters**<br>▪ **Steam Turbines**<br>▪ **SaaS** |
| Clean Water | ▪ Water& Wastewater Treatment<br>▪ Desalination | BlueInGreen<br>AdEdge | | ▪ Bulk tanks<br>▪ Dissolution equipment<br>▪ Vaporizers<br>▪ Cryo-lease | ▪ **Blowers**<br>▪ **SaaS** |
| Clean Food, Beverage & Agriculture | ▪ Carbon capture<br>▪ Beverage & Food | Earthly Labs | | ▪ Microbulk tanks<br>▪ Dosers<br>▪ Vaporizers<br>▪ Transports | ▪ **Compressors**<br>▪ **SaaS** |
| Clean Industrials | ▪ CCUS<br>▪ **Metals processing**<br>▪ **Chemicals / Petrochem**<br>▪ **Cement**<br>▪ **Mining**<br>▪ **Marine**<br>▪ **Refrigeration**<br>▪ Gas By Rail | SES INNOVATION A Chart Industries Company | Svante<br>TRANSFORM MATERIALS | ▪ Heat exchangers<br>▪ Storage tanks<br>▪ Vaporizers<br>▪ VIP/VJP<br>▪ Transports<br>▪ Liquefiers<br>▪ Cold Boxes<br>▪ Expanders | ▪ **Fans**<br>▪ **Compressors**<br>▪ **Blowers**<br>▪ **Steam Turbines**<br>▪ **Heaters**<br>▪ **VentSim Software**<br>▪ **SaaS** |

[orange dashed box] Howden additions [green dashed box] Where Howden helps Chart's presence and penetration

GTLS: GAS TO LIQUID SYSTEMS®

5

Expanding Exposure to Additional Markets 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 Industrial Gas Howden additions LNG Food & Beverage Biofuels Marine Systems Critical Care Metal Mining Energy & Chemical Hydrogen Space Cannabis Lasers Tunnel & Metro Biomass Over the Road CCUS Molecules by Rail Water Nuclear Energy Recovery Industrial Gas

# FY 2023 (Calendar) Chart Industries Outlook (8)

Cooler By Design.

| $ millions except per share amounts | Chart Standalone FY2023 (1) | Howden ~9 Months 2023 (6) | Cost Synergies realized in FY 2023 | Additional Financing and Deal Costs in 2023 | Chart Industries Consolidated FY2023 |
|---|---|---|---|---|---|
| Revenue | $2,100 - $2,200 | $1,550 - $1,600 | - | | $3,650 - $3,800 |
| Adjusted EBITDA (3), (4) | $440 - $480 | $280 - $300 | $50 - $60 | | $770 - $810 |
| Free cash flow (5) | $250 - $300 | $190 - $210 | $40 - $50 | (~$185)(7) | $300 - $350 |
| Diluted share count | | | | | ~47M |
| **Adjusted diluted EPS (2)** | | | | | **$5.50 - $6.70** |

**Guidance DOES NOT include:**

- Proceeds from potential divestitures of ~ $500 million which are targeted to complete in the second quarter 2023 or early third quarter 2023
- Commercial synergies anticipated in 2023

| Chart Industries Consolidated Adjusted Free Cash Flow Bridge (8) | |
|---|---|
| Adjusted EBITDA (3), (4) | $770 - $810 |
| Less: Interest expense | ~250 |
| Net: Cash tax, non-cash, working capital | 90 - 110 |
| Costs to achieve synergies | ~15 |
| Capital expenditures | 90 - 100 |
| **Free Cash Flow (5)** | **$300 - $350** |
| Less: Series B dividend | ~25 |
| **Cash available for debt paydown** | **$275 - $325** |

*1) Chart standalone FY2023 outlook is unchanged from previously communicated guidance*
*2) Adjusted diluted EPS (a non-GAAP measure) guidance excludes incremental intangible amortization related to Howden acquisition.*
*3) Chart consolidated FY2023 is line with previously communicated 12-month pro forma illustrative EBITDA of ~$1B at the mid-point of the range*
*4) EBITDA and Adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance.*
*5) "Free cash flow" and "adjusted free cash flow" are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilities useful period-to-period comparisons of the Company's operating results.*
*6) Ownership period: Howden close to 12/31/2023*
*7) Approximate due to variability in floating rate and estimate in costs*
*8) From continuing operations; assumes Pacific Fertility Settlement related to discontinued operations funded by existing debt*

GTLS: GAS TO LIQUID SYSTEMS®
© 2022 Chart Industries, Inc. Confidential and Proprietary
7

Reiterating Pro Forma Adjusted EBITDA 2023 and 2024 Combined Chart + Howden Reiterating our 2024 Combined EBITDA Forecast Revenue growth led by energy transition markets and backlog conversion Implied organic volume leverage of ~30% Favorable mix driven by energy transition verticals Cost synergies embedded in margin expansion and SG&A improvement EBITDA PF 2023 $M 1 Howden + Chart $815 - $880 2 Cost synergies $175 3 EBITDA PF 2023 $985 - $1,055

Demand is Strong and Deleveraging a Focus Strong demand reflected in both Chart and Howden orders 2022 full year RECORD orders in both Howden and Chart Howden fourth quarter 2022 was the highest order quarter in history First quarter 2023 quarter-to-date (as of March 15, 2023) GTLS standalone orders of $520 million First quarter 2023 quarter-to-date orders for Howden ahead of original forecast Backlog Both Chart and Howden entered 2023 with stronger than typical backlog for conversion to revenue in that year Quality customers with strong banks and funding Neither company has direct or indirect links to or accounts with Silicon Valley Bank, First Republic, Silvergate Neither company has current customers paying from accounts at any of these banks and no exposure to receivables outstanding collections from customers paying from these banks Deleveraging focus Reiterating our year-end 2024 anticipated net leverage ratio of 2.5X to 2.9X, before divestiture proceeds Reiterating our financial policy of no material acquisitions and no share repurchases until we are in our target net leverage range

Strength in Backlog Supports Strong 2023 Chart Approximately 60% of 2023 revenue outlook was in backlog as of 12/31/2022 Chart’s revenue mix is ~65% to 70% project and ~30% to 35% book and ship Howden Approximately 53% of 2023 revenue outlook was in the $1.3 billion of backlog at 12/31/2022 Howden’s revenue mix is ~48% aftermarket and ~52% new build The majority of new build ships within 12 months Aftermarket book and ship timing typically 3 to 4 months

Synergy Related Accomplishments Since Closing on March 17, 2023 Commercial Chart onboard LNG tanks chosen for a key mining customer in India on Friday; other mine customers of Howden are looking at Chart offering Connected with a major energy company to extend strategic partnership on carbon capture Initiated discussions with a major player in the marine industry for complete plant solutions in e-fuels One of Chart’s hydrogen liquefaction customers officially chose Howden to supply compression to the project Developer of Ghana hydrogen project reached out for quotation on combined equipment Discussions with Big LNG EPC looking at heat recovery project at existing facility which could use both Chart and Howden equipment Met with potential helium customer who is working with us to utilize both Chart and Howden equipment in the future Air Separation customer requesting to utilise the combined Howden and Chart resources in Europe and US to support their turbo-expanders Howden Africa green hydrogen commercial has three near-term leads including one with large African customer for hydrogen refuelling stations using Chart and Howden equipment Cost Day 1 headcount without roles have exited the organization Combined executive staff is balance of Howden and Chart team members, and reduced overlapping roles Notified all suppliers of combination and deployed “quick hit” discussions Exchanged technical test models from Chart China to Howden China for tanks Exchanged technical test models from Howden China to Chart China for control panels Consolidated trade show spending and have notified / cancelled overlap Identified opportunities for insourcing of machinery already in backlog in excess of original target

Building a Better Future Through Combined Innovation Howden doubles our global engineering team and adds digital Uptime and VentSim capabilities as well as 41 service and repair facilities around the world

Appendix

Benefits of the Combination 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 More first-of-a-kind full solution opportunities in the Nexus of Clean™ Less cyclicality: expands aftermarket, service and repair, and creates balance between project-based and book and ship orders Expands geographic manufacturing footprint Reduces customer concentration More commercial access to regions with high growth potential (i.e., Africa, S. Korea, and Chile) All mission critical equipment in-house for any molecule process technology, with virtually no overlapping products Doubles the engineering team for further innovation and early design work on full solution renewables projects Adds end markets where decarbonization is a theme (energy recovery, electrification, and nuclear)

# How We Think About The Business

CHART
Cooler By Design.

**One Chart Global Commercial Team**

**One Chart Global Engineering Team**

**One Chart Global Products – Operations – Aftermarket**

**Heat Transfer Systems**



**Specialty Products**



**Repair, Service & Leasing**



**Cryo Tank Solutions**


YARAPRAXAIR

## One Chart

### Chart

**Heat Transfer Systems – Chart New Build Products**
- Air Cooled Heat Exchangers (ACHX)
- Brazed Aluminum Heat Exchangers
- Cold Boxes
- Nitrogen Rejection Units (NRU)
- Integrated systems
- High Efficiency Flow Fans

**Specialty Products – Chart New Build Products**
- Dosing equipment
- HLNG vehicle tanks
- Fueling Stations
- LNG by Rail (Gas By Rail Offering)
- Hydrogen equipment
- Water treatment (PFAS remediation)
- Carbon Capture equipment

**Repair, Service & Leasing – Chart Aftermarket**
- Repair and service
- Aftermarket parts and maintenance
- Global Leasing
- Installations
- Full lifecycle

**Cryo Tank Solutions – Chart New Build Products**
- Bulk and Micro Bulk Storage Tanks
- ISO Containers
- Packaged Gas Systems
- Non-specialty mobile equipment
- Vaporizers

### Howden

**Heat Transfer Systems – Howden New Build Products**
- Compressors
- Blowers & fans
- Rotary heaters
- Steam turbines
- VentSim™

**Specialty Products – Howden New Build Products**
- Compressors
- Blowers & fans
- Rotary heaters
- Steam turbines
- VentSim™

**Repair, Service & Leasing – Howden Aftermarket (47% of revenue '22)**
- Spare parts
- Retrofits
- Service
- Software & digital Uptime

**Cryo Tank Solutions – Howden New Build Products**
- Related to Industrial end markets
  - Compressors
  - Blowers & fans
  - Rotary heaters
  - Steam turbines

02/15/2022 | 15

Combination Reduces Chart’s Cyclicality 11 93 165 0 0 0 89 89 89 51 163 220 249 166 63 157 195 53 191 191 191 0 71 133 Chart 2008 - 2018 Chart FYE 12/31/2022 Chart + Howden 1 >90% of sales related to traditional O&G and industrial gas 38% of sales related to traditional O&G and industrial gas 28% of sales related to traditional O&G and industrial gas 2 One Big LNG project in 10 years Multiple Big LNG and other mid/ small scale LNG Diversity with balance of book and ship and project backlog 3 Zero aftermarket, service & repair 14% aftermarket, service & repair 31% aftermarket, service & repair 4 Heavy US customer base ~50-50% North America/ International ~50-50% North America/ International with broad geographic manufacturing & other facilities 5 Limited long-term agreements (LTAs) and no long-term service and repair agreements (LTSAs) Multiple LTAs in place and customers adding LTSAs in Europe and North America Increased customer base with LTAs and LTSAs in place and ability to immediately add monitoring capabilities to existing base

# Complementary Exposure to Specialty Markets

| Market | What is in this category | Approximate % of annual revenue: Chart | Howden | Combined | Estimated Mkt growth opportunity | Growth Drivers |
|---|---|---|---|---|---|---|
| Aftermarket, repair, and service | • **Field service**<br>• **Remote monitoring**<br>• **Spare parts** | 14% | 48% | 31% | +20% | ▪ Penetration of existing installed base<br>▪ Digital Uptime deployment<br>▪ Field service increasing with new builds and retrofits<br>▪ Continued expansion of 3rd party service capabilities |
| Energy transition & renewables (new build) | • **Hydrogen**<br>• **Biofuels & Synfuels**<br>• **CCUS**<br>• **Nuclear**<br>• **LNG**<br>• **Electrification**<br>• **Water treatment**<br>• **Infrastructure**<br>• **Food & beverage** | 48% | 32% | 41% | +20% to 30% | ▪ Carbon emission reduction targets<br>▪ Government national hydrogen strategies<br>▪ Public sector incentives and taxes |
| Industrials (new build) | • **Industrial gas**<br>• **Cement**<br>• **Marine**<br>• **Metals** | 26% | 14% | 19% | ~4-5% | ▪ These markets are moving to ESG with CCUS and other alternatives<br>▪ Marine IMO2020<br>▪ Moving to green metals |
| Traditional Energy (new build) | • **Oilfield applications**<br>• **Petrochemical** | 12% | 6% | 9% | ~4-5% | ▪ Traditional oil and gas and coal are moving toward efficiencies in existing asset base |

17

$ billions Chart TAM as of 02/24/2023 Howden TAM Estimate Combined TAM End-use of Products Near-term TAM(1) 2030 TAM CAGR(2) Near-term TAM(1) 2030 TAM CAGR (2) Near-term TAM(1) 2030 TAM CAGR(2) Hydrogen Biofuels & Synfuels Nuclear Energy recovery $4.50 26.8% $6.40 28.5% $11.00 27.8% CCUS Marine 1.00 27.5% 1.10 33.3% 2.10 30.8% Food & beverage Cannabis Lasers Space 1.20 10.1% 0.25 9.1% 1.45 10.0% Electrification Clean Infrastructure OTR vehicles Rail Water treatment 3.00 16.5% 4.60 12.1% 7.60 14.0% $9.70 22.7% $12.35 24.3% $22.15 23.6% Specialty Products: Total Addressable Market Increase Near-term TAM is defined as cumulative addressable market opportunity now through 2026. Source: internal estimates 2030 TAM is defined as cumulative addressable market opportunity now through 2030. Source: internal estimates

Howden & Chart Cost and Commercial Synergies Additional cost synergy opportunities identified Footprint consolidation – numerous additional offices and other sites resulting in identified $25M+ in additional potential synergies, exceeding our initial target Consolidate Chart’s existing repair and refurbishment activities in Czech Republic into Howden’s CZ repair site Howden China can utilize Chart’s pressure vessel for compression skids, digital NDT X-Ray Detailed insourcing options providing further opportunities including China in-house sourcing of electrical panels Additional commercial synergy opportunities identified Utilize Howden EU repair for calibration support for Chart’s Flowcom offering Specific customers in sustainable fuels and marine that are working on e-methanol looking for total solution, process optimization and a reliable partner for all critical components have approached us to discuss partnering Potential for cold box assembly in Howden (Weihai, China), adding potential for another CB region Original Expected Commercial Synergies Original Expected Annualized Cost Synergies million million million million